Exhibit 10.2

Loan No.: 1008458

ADDITIONAL TERM LOAN LENDER SUPPLEMENT

THIS ADDITIONAL TERM LOAN LENDER SUPPLEMENT (this “Supplement”), is made as of March 20, 2014, by and between the undersigned Additional Term Loan Lenders (as defined in the Credit Agreement (as hereinafter defined)) under that certain Amended and Restated Credit Agreement dated as of November 20, 2012, as amended by that certain First Amendment to Amended and Restated Credit Agreement of even date herewith (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware, RLJ LODGING TRUST, a Maryland real estate investment trust,  the Lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein and not defined herein have the meanings provided therefor in the Credit Agreement.

W I T N E S S E T H

WHEREAS, Section 2.16(a). of the Credit Agreement provides that the Borrower has the right to increase the aggregate amount of the Term Loan Commitments under the Credit Agreement subject to the certain conditions contained therein, and Borrower has requested that the aggregate amount of the Term Loan Commitments be increased to $400,000,000; and

WHEREAS, each of the financial institutions listed below (each, an “Increasing Lender”) is an existing Term Loan Lender currently party to the Credit Agreement and has agreed, subject to the terms and conditions of this Supplement, to increase its Term Loan Commitment by the amount, and make an Additional Term Loan Advance in the amount (as applicable to each Increasing Lender, the “Increased Commitment Amount”), set forth below:

Increasing Lender	Increased Commitment Amount

Bank of America, N.A.	$20,000,000

U.S. Bank National Association	$20,000,000

Compass Bank	$15,000,000

Sumitomo Mitsui Banking Corporation	$7,500,000

Royal Bank of Canada	$5,000,000

TD Bank, N.A.	$10,000,000

The Bank of Nova Scotia	$5,000,000

Branch Banking and Trust Company	$10,000,000

Capital One, N.A.	$10,000,000

Raymond James Bank, N.A.	$2,500,000

WHEREAS, each of the financial institutions listed below (each, a “New Lender”) has agreed, subject to the terms and conditions of this Supplement, to provide a new Term Loan Commitment and make an Additional Term Loan Advance in the amount (as applicable to each New Lender, the “New Commitment Amount”) set forth below:

New Lender	New Commitment Amount

Regions Bank	$10,000,000

Barclays Bank Plc	$10,000,000

WHEREAS, to implement the foregoing increased and new Term Loan Commitments, the parties hereto hereby agree to execute and deliver this Supplement to the Credit Agreement in accordance with Section 2.16. of the Credit Agreement;

NOW, THEREFORE, the parties hereto hereby agrees as follows:

1.                                      Increasing Lenders.  Effective on the effective date of this Supplement pursuant to Section 3 below, each of the undersigned Increasing Lenders hereby agrees to increase its Term Loan Commitment by the amount of its applicable Increased Commitment Amount.

2.                                      New Lenders.

a.                                      Each of the undersigned New Lenders agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the effective date of this Supplement pursuant to Section 3 below, become a Term Loan Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, and to extend a Term Loan Commitment in the amount of its applicable New Commitment Amount. Unless otherwise specified in this Supplement, for all purposes of the Credit Agreement (as amended hereby), each of the New Lenders and its respective Term Loan Commitment shall be deemed to constitute a Term Loan Lender and a Term Loan Commitment, respectively, under and as defined in the Credit Agreement.

b.                                      Each of the undersigned New Lenders (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 9.1. and 9.2. thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Term Loan Lender and based on such documents and information as it shall deem appropriate

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at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Term Loan Lender; and (f) if it is a Lender organized under the laws of a jurisdiction outside of the United States of America, confirms that it has delivered any documentation to the Administrative Agent and the Borrower required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it.

3.                                      Effective Date. This Supplement shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.16. of the Credit Agreement and (b) receipt by each of the undersigned Increasing Lenders and the undersigned New Lenders of such fees as are due and owing to it in connection with its increased or new Term Loan Commitment.

4.                                      Acceptance of New and Increased Term Loan Commitments. Effective as of the date provided in Section 3 above (a) Borrower hereby agrees to and accepts the increased and new Term Loan Commitments provided for herein, and Parent Guarantor and Administrative Agent hereby consent thereto and (b) the parties hereto acknowledge and agree that the Term Loan Commitments of the Term Loan Lenders are as set forth in Schedule I hereto, which replaces Schedule I to the Credit Agreement.

5.                                      Additional Term Loan Advances. Notwithstanding anything to the contrary contained in the Credit Agreement, the parties hereto agree that Borrower shall have the right to request and has requested that the Additional Term Loan Advances provided for in this Supplement be disbursed on March 20, 2014 (the “Borrowing Date”).  Subject to Section 3 above, each Increasing Lender and New Lender severally and not jointly agrees to make its portion of the Additional Term Loan Advances provided for in this Supplement to the Borrower on the Borrowing Date, in a principal amount equal to such Increasing Lender’s Increased Commitment Amount or such New Lender’s New Commitment Amount, as applicable, in accordance with Section 2.16(c) of the Credit Agreement.

6.                                      Loan Document. This Supplement shall constitute a Loan Document.

7.                                      Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed, and to be fully performed, in such State.

8.                                      Counterparts. To facilitate execution, this Supplement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each

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counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

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IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

BANK OF AMERICA, N.A., as an Increasing Lender

By:	/s/ Suzanne Eaddy
	Name:	Suzanne Eaddy
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Jeffrey Geifman
	Name:	Jeffrey Geifman
	Title:	Vice President

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COMPASS BANK, an Alabama banking corporation, as an Increasing Lender

By:	/s/ Don Byerly
	Name:	Don Byerly
	Title:	Senior Vice President

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ROYAL BANK OF CANADA, as an Increasing Lender

By:	/s/ John Flores
	Name:	John Flores
	Title:	Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION, as an Increasing Lender

By:	/s/ Ryuichi Nishizawa
	Name:	Ryuichi Nishizawa
	Title:	Managing Director

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BARCLAYS BANK PLC, as a New Lender

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

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REGIONS BANK, as a New Lender

By:	/s/ Vincent Hughes
Name: Vincent Hughes
Title: Vice President

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TD BANK, N.A., as an Increasing Lender

By:	/s/ John Howell
Name: John Howell
Title: Vice President

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THE BANK OF NOVA SCOTIA, as an Increasing Lender

By:	/s/ George Sherman
Name: George Sherman
Title: Director

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BRANCH BANKING AND TRUST COMPANY, as an Increasing Lender

By:	/s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

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CAPITAL ONE, N.A., as an Increasing Lender

By:	/s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President

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RAYMOND JAMES BANK, N.A., as an Increasing Lender

By:	/s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

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Accepted and agreed to as of the date first written above:

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

By:	/s/ Thomas J. Baltimore, Jr.
Name:	Thomas J. Baltimore, Jr.
Title:	President and Chief Executive Officer

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Thomas J. Baltimore, Jr.
Name: Thomas J. Baltimore, Jr.
Title: President and Chief Executive Officer

[WFB/RLJ — 2012 Amended and Restated Credit Agreement - Additional Term Loan Lender Supplement]

Accepted and agreed to as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President

[WFB/RLJ — 2012 Amended and Restated Credit Agreement - Additional Term Loan Lender Supplement]

SCHEDULE I

LENDERS AND COMMITMENTS

Revolving Credit Lenders	Revolving Credit Commitment
Wells Fargo Bank, National Association	$12,500,000
Bank of America, N.A	$47,500,000
PNC Bank, National Association	$30,000,000
U.S. Bank National Association	$22,500,000
Compass Bank, an Alabama banking corporation	$22,500,000
Deutsche Bank Trust Company Americas	$22,500,000
Sumitomo Mitsui Banking Corporation	$17,500,000
Royal Bank of Canada	$17,500,000
Barclays Bank PLC	$25,000,000
TD Bank, N.A.	$12,500,000
Regions Bank	$22,500,000
Branch Banking and Trust Company	$10,000,000
The Bank of Nova Scotia	$12,500,000
KeyBank National Association	$12,500,000
Capital One, N.A.	$5,000,000
Raymond James Bank, N.A.	$7,500,000

Total Revolving Credit Commitments	$300,000,000

Term Loan Lenders	Term Loan Commitment
Wells Fargo Bank, National Association	$22,500,000
Bank of America, N.A	$67,500,000
PNC Bank, National Association	$30,000,000
U.S. Bank National Association	$55,000,000
Compass Bank, an Alabama banking corporation	$37,500,000
Deutsche Bank Trust Company Americas	$22,500,000
Sumitomo Mitsui Banking Corporation	$25,000,000
Royal Bank of Canada	$22,500,000
Barclays Bank PLC	$10,000,000
TD Bank, N.A.	$22,500,000
Regions Bank	$10,000,000
Branch Banking and Trust Company	$20,000,000
The Bank of Nova Scotia	$17,500,000
KeyBank National Association	$12,500,000
Capital One, N.A.	$15,000,000
Raymond James Bank, N.A.	$10,000,000

Total Term Loan Commitments	$400,000,000